Exhibit 10.4

AMENDMENT NO. 1

TO

SHARE EXCHANGE AGREEMENT

This Amendment No. 1 ( “Amendment No. 1”) to the Share Exchange Agreement dated February 19, 2008 (the "Agreement"), by and between PACKITGREEN HOLDINGS, INC., a Nevada corporation ("PackItGreen"), and each of the shareholders of PackItGreen as set forth on the signature page thereto (collectively, the “Shareholders”) and JPG ASSOCIATES, INC., a Nevada corporation (the “Company”) (all collectively, the “Parties”). (All terms not defined herein shall have the same meaning as in the Agreement).

WITNESSETH:

WHEREAS, on February 19, 2008 (the “Closing Date”), PackItGreen, the Shareholders and the Company, entered into the Agreement;

WHEREAS, pursuant to Section 2.3 of the Agreement, the Company was to cause (i) its shareholders owning an aggregate of 7,790,000 of the then outstanding 10,000,000 shares of the Company to be returned to the Company for cancellation, and (ii) its principal shareholders owning an additional 2,000,000 of the then outstanding 10,000,000 shares of the Company to be deposited in the name of a person or firm mutually acceptable to the parties at an account mutually designated by the Parties;

WHEREAS, for a period of 90 days from the Closing Date, PackItGreen had the opportunity to deliver to the shareholders of the Company an aggregate of $550,000 (the “Purchase Price”) as consideration for such shareholders agreeing to return the 7,790,000 JPG shares to JPG for cancellation;

WHEREAS, PackItGreen has not made any payment of the Purchase Price to the Company’s shareholders and has indicated its inability, as of the date of hereof, to make such payment within 90 days of the Closing Date;

WHEREAS, the Parties have agreed to amend the Agreement by providing for an additional six (6) months, as of the date hereof, within which the Purchase Price may be repaid (the “Extension”);

WHEREAS, in consideration for the Extension, the Parties have agreed to further amend the Agreement by providing that, in the event the Purchase Price is not timely paid, all proceeds from the sale of the 2,000,000 shares shall be retained and any remaining portion of the Escrow Shares not sold to satisfy the Purchase Price shall be returned to the pre-closing Company shareholders;

NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Agreement is hereby amended as follows:

1.

Section 2.3(a) of the Agreement is hereby amended in its entirety to be and read as follows:

(ii) On the Closing Date, JPG shall cause its principal shareholders owning 2,000,000 of the then outstanding 10,000,000 shares of JPG to be deposited in the name of a person mutually acceptable to the Parties at a brokerage firm as is mutually designated by the Parties (the “Escrow Shares”), with such account to be managed by a mutually agreed upon, un-affiliated third party. Until November 7, 2008, PackItGreen shall have an opportunity to deliver to the shareholders of JPG an aggregate of $550,000 as consideration for such shareholders agreeing to return the 7,790,000 JPG shares to JPG for cancellation. Should PackItGreen not make full payment of the Purchase Price to the JPG shareholders within such time, the Escrow Shares may be sold and the proceeds, which shall not be less than the Purchase Price, shall be delivered to the holders of such shares as the funds are received, with any remaining shares not having been required to be sold to satisfy the Purchase price being immediately returned to the pre-closing JPG shareholders.

3.

This Amendment No. 1 to the Agreement shall be construed and interpreted in accordance with the laws of the State of New York without giving effect to the conflict of laws rules thereof or the actual domiciles of the parties.

4.

Except as amended hereby, the terms and provisions of the Agreement, as amended, shall remain in full force and effect, and the Agreement, as amended, is in all respects ratified and confirmed. On and after the date of this agreement, each reference in the Agreement, as amended, to the "Agreement", "hereinafter", "herein", "hereinafter", "hereunder", "hereof", or words of like import shall mean and be a reference to the Agreement as amended by this agreement.

5.

This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Share Exchange Agreement as of the date first stated above.

JPG ASSOCIATES, INC.

By:
Name:
Title:

PACKITGREEN HOLDINGS, INC.

By:
Name:
Title:

 [SHAREHOLDER SIGNATURE PAGE FOLLOWS]

SHAREHOLDERS:

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